                                                                    Exhibit 25-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                -------------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(B)(2)

               --------------------------------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1 WALL STREET                                                              10286
NEW YORK, NEW YORK                                                    (Zip Code)
(Address of principal executive offices)


                                Michael Shepherd
                                 General Counsel
                                 One Wall Street
                                   15th Floor
                            New York, New York 10286
                                Tel: 212 635-6748


           (Name, address and telephone number of agent for service)

                 ----------------------------------------------
                         PERMANENT FINANCING (NO.7) PLC
               (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                               (I.R.S. employer
(State or other jurisdiction of                              identification No.)
incorporation or organization)

Blackwell House
Guildhall Yard
London EC2V 5AE
England
                                                                       (Zip Code)

(Address of principal executive offices)


                   -----------------------------------------
          $1,000,000,000 SERIES 1 CLASS A FLOATING RATE NOTES DUE 2006
            $43,400,000 SERIES 1 CLASS B FLOATING RATE NOTES DUE 2042
            $42,200,000 SERIES 1 CLASS C FLOATING RATE NOTES DUE 2042
          $1,250,000,000 SERIES 2 CLASS A FLOATING RATE NOTES DUE 2014
            $54,100,000 SERIES 2 CLASS B FLOATING RATE NOTES DUE 2042
            $52,800,000 SERIES 2 CLASS C FLOATING RATE NOTES DUE 2042
           1,500,000,000 SERIES 3 CLASS A FLOATING RATE NOTES DUE 2032
          [E] 65,000,000 SERIES 3 CLASS B FLOATING RATE NOTES DUE 2042
           [E]63,400,000 SERIES 3 CLASS C FLOATING RATE NOTES DUE 2042
         [GBP]750,000,000 SERIES 4 CLASS A FLOATING RATE NOTES DUE 2032
          [GBP]32,500,000 SERIES 4 CLASS B FLOATING RATE NOTES DUE 2042
          [GBP]31,700,000 SERIES 4 CLASS C FLOATING RATE NOTES DUE 2042 [GBP]500,000,000 SERIES 5 CLASS A FLOATING RATE NOTES DUE 2032

                      (Title of the indenture securities)
                    -----------------------------------------



                                    GENERAL


ITEM 1. GENERAL INFORMATION.

       FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

             New York Clearing House Association    New York, New York 10005

       (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             Yes.


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

ITEM 16. LIST OF EXHIBITS

    LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

    EXHIBITS IDENTIFIED IN PARANTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE `ACT') AND 17 C.F.R. 229.10(D)

       1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

       2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

       3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

       4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

       5.    Not applicable.

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       8.    Not applicable.

       9.    Not applicable.

                                    SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 9th March 2005


                                                      THE BANK OF NEW YORK

                                                      By: /s/ Tim Porter



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                              EXHIBIT 7 TO FORM T-1















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